UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a registrant.

On June 20, 2014 Corporate Resource Services, Inc. and its associated entities (Accountabilities, Inc.; Diamond Staffing Services, Inc.; Insurance Overload Services, Inc.; TS Staffing Services, Inc.; Corporate Resource Development Inc.; and Integrated Consulting Group, Inc.) each executed an amendment to their Account Purchase Agreement with Wells Fargo (the “Agreements”) that effectively extends the term of the existing Agreements through June 30, 2015, provides for an aggregate of $80.0 million in financing of receivables at an annual rate equal to LIBOR plus 4.25% to 6.17%, establishes financial covenants for the Company to maintain, and provides for other fees over the course of the term. The Company anticipates replacing the Agreements with a line of credit before the expiration of the term.

The terms of each such agreement other than the agreement between Integrated Consulting Group, Inc. and Wells Fargo were previously described in Items 1.01 and 2.03 of the Forms 8-K listed below, which are incorporated herein by reference. The Integrated Consulting Group agreement is included as an exhibit to this Form 8-K:

☐
Form 8-K filed with the Securities Exchange Commission (“SEC”) on September 1, 2010 relating to the Account Purchase Agreement between Insurance Overload Services, Inc., a Delaware Corporation (“Insurance Overload”), and Wells Fargo dated as of August 27, 2010;

☐
Form 8-K filed with the SEC on November 5, 2010 relating to the Account Purchase Agreement between Corporate Resource Development, Inc., a Delaware Corporation (“CRD”), and Wells Fargo dated as of November 2, 2010;

☐
Form 8-K filed with the SEC on February 1, 2011 relating to the Account Purchase Agreement between Diamond Staffing Services, Inc., a Delaware Corporation (“Diamond”), and Wells Fargo dated as of January 31, 2011;

☐
Form 8-K filed with the SEC on  November 25, 2011 relating to the Amended and Restated Account Purchase Agreement between TS Staffing Services, Inc., a Texas Corporation (“TS Staffing”), and Wells Fargo, dated as of  November 21, 2011; and,

☐
Form 8-K filed with the SEC on June 21, 2013 relating to the Account Purchase Agreement and amendment hereto between Accountabilities, Inc., a Delaware Corporation (“Accountabilities”), and Wells Fargo dated as of June 13, 2013.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits

10.1	Tenth Amendment to Account Purchase Agreement dated as of June 20, 2014, by and between Insurance Overload Services, Inc. and Wells Fargo Bank, National Association.

10.2	Eleventh Amendment to Account Purchase Agreement dated as of June 20, 2014, by and between Corporate Resource Development, Inc. and Wells Fargo Bank, National Association.

10.3	Tenth Amendment to Account Purchase Agreement dated as of June 20, 2014, by and between Diamond Staffing Services, Inc. and Wells Fargo Bank, National Association.

10.4	Ninth Amendment to Account Purchase Agreement dated as of June 20, 2014, by and between TS Staffing Services, Inc. and Wells Fargo Bank, National Association.

10.5	Sixth Amendment to Account Purchase Agreement dated as of June 20, 2014, by and between Accountabilities, Inc. and Wells Fargo Bank, National Association.

10.6	Account Purchase Agreement dated as of November 1, 2013, by and between Integrated Consulting Group, Inc. and Wells Fargo Bank, National Association.

10.7	Fourth Amendment to Account Purchase Agreement dated as of June 20, 2014, by and between Integrated Consulting Group, Inc.. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina
Title	Chief Executive Officer

Date:  June 26, 2014